UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018

HECLA MINING COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200

Coeur d’Alene, Idaho 83815-9408

(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of Hecla Mining Company (“our,” “we,” or “Hecla”) held on May 24, 2018, our shareholders were asked to consider and vote upon the following six proposals: (1) election of three nominees to our Board of Directors to hold office until the 2021 Annual Meeting of Shareholders or until their successors are duly elected and qualified; (2) ratification of the Audit Committee’s appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year 2018; (3) approval, on an advisory basis, of the compensation of our named executive officers; (4) amendment to our Certificate of Incorporation and Bylaws to remove certain 80% supermajority voting provisions; (5) amendments to our Certificate of Incorporation and Bylaws to permit shareholders to call special meetings of shareholders under certain circumstances; and (6) shareholder proposal to declassify the Board of Directors.

On the record date of March 28, 2018, there were 400,301,617 shares of Hecla common stock issued and outstanding and entitled to vote at the Annual Meeting. The count of shares present at the meeting, in person or proxy, was 330,138,062 or 82.47% of the outstanding shares of common stock of Hecla. For each proposal, the results of shareholder voting were as follows:

Proposal 1.    Election of Three Director Nominees. The shareholders elected each of the director nominees proposed by our Board of Directors to serve until the 2021 Annual Meeting of Shareholders or until such nominee’s successor is duly elected and qualified. The following is a breakdown of the voting results:

	Votes For	Votes Against	Abstain	Broker Non-Votes
George R. Nethercutt, Jr.	220,392,905	8,511,667	1,020,922	100,212,568
Stephen F. Ralbovsky	222,928,267	5,951,966	1,045,261	100,212,568
Catherine J. Boggs	222,180,210	6,713,556	1,031,728	100,212,568

Proposal 2.    Ratification of the Appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm. Our shareholders ratified the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstain
315,806,571	11,162,886	3,168,605

There were no broker non-votes with respect to Proposal 2.

Proposal 3.    Advisory Vote on Executive Compensation. Our shareholders approved the compensation of Hecla’s named executive officers. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
155,965,233	72,816,250	1,144,011	110,212,568

Proposal 4.    Approval of Amendments to the Company’s Certificate of Incorporation and Bylaws to Remove Certain 80% Supermajority Voting Provisions. The following is a breakdown of the voting results on the amendments:

Votes For	Votes Against	Abstain	Broker Non-Votes
223,400,328	5,405,453	1,119,713	100,212,568

The affirmative vote by at least 80% of our outstanding shares of common stock eligible to vote was required for approval of Proposal 4. The proposal received the affirmative vote of only 55.80% of the outstanding shares, which was not enough for it to pass.

Proposal 5.    Approval of Amendments to the Company’s Certificate of Incorporation and Bylaws to Permit Shareholders to Call Special Meetings of Shareholders under Certain Circumstances. The following is a breakdown of the voting results on the amendments:

Votes For	Votes Against	Abstain	Broker Non-Votes
225,919,639	3,316,503	689,362	100,212,568

The affirmative vote by at least 80% of our outstanding shares of common stock eligible to vote was required for approval of Proposal 5. The proposal received the affirmative vote of only 56.43% of the outstanding shares, which was not enough for it to pass.

Proposal 6.    Shareholder Proposal to Declassify the Board of Directors. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
205,584,523	13,218,307	11,122,656	100,212,576

Item 7.01 Regulation FD Disclosure

Klondex Mines Ltd.

On March 16, 2018, Hecla and our wholly owned subsidiary, 1156291 B.C. Unlimited Liability Company, entered into an Arrangement Agreement (the “Agreement”) with Klondex Mines Ltd. (“Klondex”). On May 23, 2018 Klondex filed a Preliminary Management Information Proxy Circular on Schedule 14A (the “Circular”) with the Securities and Exchange Commission (“SEC”), with respect to the annual and special meeting (the “Meeting”) of the Klondex Securityholders which is expected to be held in late June or early July 2018. At the Meeting, among other proposals, Klondex securityholders will be asked to consider and approve a special resolution with respect to the proposed transaction whereby a wholly-owned subsidiary of Hecla would acquire all of the issued and outstanding common shares of Klondex.

The Circular included unaudited pro forma condensed combined financial statements of Hecla. Such financial statements are included as Exhibit 99.1 to this Current Report on Form 8-K, and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any of the Company’s filings or other documents filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other

On May 24, 2018, we issued a news release announcing the promotion of Lawrence P. Radford, Hecla’s Senior Vice President – Operations, to the position of Senior Vice President – Chief Operating Officer. Mr. Radford has been with the Company since October 2011 when he was appointed Vice President – Operations, and was promoted to Senior Vice President – Operations in July 2013. Mr. Radford will continue to be Hecla’s principal operating officer, as he has been since 2011. Additional information about Mr. Radford can be obtained from Hecla’s proxy statement on Schedule 14A filed with the SEC on April 9, 2018. The news release is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Unaudited pro forma condensed combined financial statements of Hecla.#

99.2	News Release dated May 24, 2018.*

#	Furnished herewith.
*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ David C. Sienko
David C. Sienko
Vice President and General Counsel

Dated: May 29, 2018

5